OCTOBER 2021 Exhibit 99.1

Disclaimer Confidentiality and Disclosures This presentation has been prepared for use by WeWork Inc. ("WeWork" or the "Company") and BowX Acquisition Corp. ("BowX") in connection with their proposed business combination. This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in BowX and may not be reproduced or redistributed, in whole or in part, without the prior written consent of WeWork and BowX. Neither WeWork nor BowX makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. To the fullest extent permitted by law, in no circumstances will WeWork, BowX, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information in this presentation and any oral statements made in connection with this presentation is subject to change and is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in BowX and is not intended to form the basis of any investments decision in BowX. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in BowX and the transactions contemplated in this presentation. No Offer This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements This presentation supersedes and supplements any prior presentation and any oral or written communication with respect to WeWork and its business. Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between WeWork and BowX include statements regarding the benefits of the transaction, the clear path to positive adjusted EBITDA, WeWork’s ability to continue self-funding its growth into the future, the amount of cash the transaction will provide WeWork, the anticipated timing of the transaction and the products and markets of WeWork. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of BowX’s securities, (ii) the risk that the transaction may not be completed by BowX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BowX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of BowX, the satisfaction of the minimum amount in the trust account following redemptions by BowX’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on WeWork’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of WeWork and potential difficulties in WeWork employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against WeWork or against BowX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of BowX’s securities on a national securities exchange, (xi) the price of BowX’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which BowX plans to operate or WeWork operates, variations in operating performance across competitors, changes in laws and regulations affecting BowX’s or WeWork’s business, WeWork’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, and (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by BowX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WeWork and BowX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither WeWork nor BowX gives any assurance that either WeWork or BowX, or the combined company, will achieve its expectations. Use of Data This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither WeWork nor BowX have independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork or BowX, while believed by to be reliable, are based on limited sample sizes and have not been independently verified by WeWork or BowX. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork and BowX. WeWork and BowX assume no obligation to update the information in this presentation.

Disclaimer (cont’d) Investors and security holders of BowX and WeWork are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about BowX and WeWork through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by BowX can be obtained free of charge by directing a written request to BowX at Murray Rode (murray@bowcapital.com) 2400 Sand Hill Rd Suite 200, Menlo Park, CA 94025. Company Projections All projections, estimates, goals, targets, plans, trends or other statements with respect to future results or future events in this presentation are forward-looking statements that are based on WeWork's management estimates and assumptions (including, without limitation regarding average occupancy, estimated expenses, estimated revenues and satisfaction of financing condition), that are inherently subject to significant uncertainties and contingencies, some of which may not materialize or may change, and are subject to risks and uncertainties over which WeWork and BowX have no control or ability to predict. Unanticipated events may occur that could affect the outcome of such projections, estimates, goals, targets, plans, trends and other statements. You must make your own determinations as to the reasonableness of these projections, estimates, goals, targets, plans, trends and other statements and should also note that if one or more estimates change, or one or more assumptions are not met, or one or more unexpected events occur, the performance and results set forth in such projections, estimates, goals, targets, plans, trends and other statements may not be achieved. We can give no assurance as to future operations, performance, results or events. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that WeWork and BowX, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Non-GAAP Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. India, China, and Israel This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, we closed a franchise agreement and transferred the building operations and obligations of our Israel locations to the Franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India and China and Israel related metrics are excluded from all calculations. Additional Information and Where to Find It This presentation relates to a proposed transaction between BowX and WeWork. This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WeWork, the combined company or BowX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. BowX has filed a registration statement on Form S-4 (Registration No. 333-256133) with the SEC, which includes a document that serves as a prospectus and proxy statement of BowX, referred to as a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on September 20, 2021 and was sent to all BowX stockholders as of September 14, 2021 (the record date for voting on the proposed transaction). Before making any voting decision, investors and security holders of BowX are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed with the SEC by BowX through the website maintained by the SEC at www.sec.gov. Participants in Solicitation BowX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from BowX’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of BowX and information regarding their interests in the business combination is set forth in BowX’s registration statement on Form S-4 (Registration No. 333-256133) filed with the SEC. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation is contained in the registration statement and the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners.

Empowering tomorrow’s world at work

Contents 01 WeWork & the Future of Work 02 Financial Overview 03 Governance 04 Appendix

Our core values guide everything we do Our Core Values Members Employees Shareholders Landlords Service Providers Our Core Constituents

Global footprint 762 LOCATIONS 575k TOTAL MEMBERSHIPS 930k DESKS 629 LOCATIONS 461k TOTAL MEMBERSHIPS 764k DESKS Global Consolidated Wholly-owned Unconsolidated Franchises Consolidated JV LatAm USC China India EMEA Pacific Japan Israel Note: As of 9/30/21, Q3’21 statistics are preliminary. Effective upon close of the Latin America joint venture transaction, which occurred in September 2021, LatAm is considered a consolidated JV. LatAm JV includes Mexico, Brazil, Colombia, Argentina, and Chile; Peru and Costa Rica remain wholly-owned. Israel was deconsolidated beginning June 2021. Total memberships includes Physical Memberships and All Access and Virtual Memberships. WeWork’s flexible workspace solution is disrupting the traditional real estate model on a global scale

Service Providers WeWork’s network is global and growing As occupancy rebounds, WeWork’s global infrastructure of world-class partnerships and service providers will allow it to scale quickly Landlord Partners Members As of June 30, 2021 57% of Fortune 100 companies are members(1)

WeWork management team Ben Dunham Chief Financial Officer Lauren Fritts Chief Communications Officer Jared DeMatteis Chief Legal Officer Samit Chopra President & COO, International Peter Greenspan Global Head of Real Estate Marcelo Claure Executive Chairman Sandeep Mathrani Chief Executive Officer Anthony Yazbeck Global President & Chief Operating Officer Roger Solé Chief Marketing Officer Maral Kazanjian Chief People Officer Scott Morey President of Technology & Innovation Chandler Salisbury VP of Investor Relations & Corporate Development Melinda Holland President & COO, Americas

Right company, right time Strengthened Value Proposition _ Outsized growth vs commercial office market _ Sequential growth in occupancy and revenue since April 2021 show continued momentum _ All Access memberships reached 32,000(2) as Enterprise clients and SMBs alike continue strong adoption _ Launching technology platform for operators and occupiers to manage their space, becoming a true end-to-end solution for modern workplace needs Streamlined Operations and Expenses _ Optimized location operating expenses by $400M on a per square foot basis(1) _ Cut SG&A expenses by $1.1B on an annualized, run-rate basis(1) _  Divested all non-core businesses Optimized Portfolio _ Over 150 full lease exits and 350 lease amendments from the beginning of 2020 through Q2 2021 _ Achieved an estimated ~$400M in annualized rent savings as a result of our portfolio optimization efforts to date _ Executed franchise and other management agreements in China, Israel and Latin America where local capital and expertise can strengthen WeWork’s international business WeWork has overhauled its business operations and cost structure, right-sized its real estate portfolio and refined its value proposition As of Q2 2021 as compared to Q4 2019. As of 9/30/21. Preliminary and subject to change.

Space as a Service: Our diverse range of products covers the full spectrum of flexible office needs ACCESS DEDICATED PHYSICAL SPACE On Demand All Access Dedicated spaces Workspace when needed One keycard for access to hundreds of spaces globally Offices for teams of all sizes Pay-as-you-go Workspace by the day or hour Monthly subscription Global workspaces for a monthly fee Dedicated desk Personal desk in a shared office Standard office Private, lockable space Office suite Space with private amenities Full-floor office or bldg Configurable space on a separate floor or building Bundle WeWork All Access with any dedicated space product, regionally or globally + Commitment-free Monthly subscription Month-to-month or long-term commitment Access to shared amenities Access to shared conference rooms and amenities Private + shared amenities

Space Flexibility 1 Desk Custom office Option to occupy a select number of desks or entire floors Ability to utilize hundreds of spaces globally via All Access Time Flexibility 1 Hour Multiple years Choice of occupying workspace on an on-demand basis, through a monthly subscription, or long-term contract Portability 1 Contract One city to another Ability to move part or all existing commitment to a new market, region, or country Compelling flexibility across space, time, and cost

Flexible space is where Retail was at the turn of the century U.S. Flexible Workspace Penetration as % of 3.5B office supply RSF(1)(2) Estimated flex space penetration rates have greatly accelerated due to COVID-19 2000 30%(2) 22%(1) 13%(1) 7%(1) 2010 2020 2030 2%(1) Pre-COVID (Low) Pre-COVID (Mid) Pre-COVID (High) Post-COVID E-Commerce as % of retail sales in the U.S.(3) Technology Enabled Consumer Driven 4 Landlords must rebalance their portfolios to gain exposure as multi-channel demand grows, but physical space will still dominate Physical Space Reigns Market is demanding flexible office space solutions. Traditional “single channel” office models will miss out on revenue opportunities created by multi-channel demand 1 2 3 Experience Oriented Technology enables the transition to multi-channel office consumption. Redefining the role of physical office space without undermining its value to the workforce Amenitized space becomes the new standard. Office product must be differentiated from work-from-home through luxury or lifestyle offerings Like e-Commerce in the early 2000s, flexible space is expected to reach critical mass over the next decade CBRE "Let's Talk About Flex" (2019). Reflects growth of U.S. Rentable Square Footage from 2019A to 2023E. JLL “The impact of COVID-19 on flexible space” (2020). Digital Commerce 360 and U.S. Commerce Dept. In-store sales factor out the sale of items not normally purchased online, such as fuel, automobiles and sales in bars and restaurants. 2021-2030 projections based FTI Consulting “2021 Online Retail Forecast Report.”

WeWork is taking market share Note: Q3’21 statistics are preliminary. Ranked from highest to lowest in terms of square feet occupied by WeWork as of Q2’21. Please refer to "Market Share Methodology and Sources" in the appendix for additional information on methodology and sources. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk. Q2’21 WeWork as a % of Market Stock. Market(1) WeWork as a % Market Stock(2) Market Leasing Activity (sq. ft.)(2) WeWork Leasing Activity (sq. ft.)(3) % of Market Leasing Activity(3) London (Q2) ~1% 1,980k 730k 37% New York (Q2) ~1% 4,400k 1,000k 23% New York (Q3) ~1%(4) 7,300k 930k 13% Paris (Q2) ~2% 1,640k 250k 15% Boston (Q2) ~2% 530k 170k 32% San Francisco (Q2) ~1% 1,400k 170k 12% Chicago (Q2) ~0.5% 960k 100k 11% Los Angeles (Q2) ~0.2% 3,400k 450k 13% Miami (Q2) ~1% 850k 180k 21% Based on Q2’21 leasing activity(3)

SMB Members Enterprise Members The WeWork sales cycle Deal Created Deal Won Member Move In Negotiations 17 days Time to Move In 21 days Average Commitment Length 14 months Deal Created Deal Won Negotiations 41 days Time to Move In 48 days Average Commitment Length 28 months Member Move In Our sales cycle has decreased significantly as SMB and Enterprise members demand turn-key solutions on short notice Note: Please see Definitions pages in the appendix for further detail. Sales cycles and average commitment length based on Q3’21, which is preliminary.

Revenue and desk sales continue to recover YOY New Desk Sales Growth Note: Please see Definitions pages in the appendix for definitions of new desk sales and gross desk sales. Q3’21 revenue and desk sales are preliminary. Q1 2021 Revenue: $598M Q2 2021 Revenue: $593M Est. Q3 2021 Revenue: $658M

Q3 sales performance 9.2m square feet sold(1) 21 mo. average commitment length(2) 47% enterprise as a % of total memberships(2) 60% total occupancy(2) 64% total occupancy including sold memberships(3) Consolidated operations Note: Q3’21 statistics are preliminary. Assuming 60 square feet per desk sold. Please see Definitions pages in the appendix for further detail Includes an incremental 31k net memberships that are already contracted to move in or move out, bringing total sold enterprise memberships to date of 492k. 154k gross desk sales(2)

Our growth strategy focuses on sourcing new locations profitably Location selection driven by ability to maximize profitability, minimize risk and capital spend Sourcing Strategy Execution Strategy Large Unmet Demand Opportunities to expand portfolio in markets we achieved over 80% occupancy Outsized Employment Growth Markets experiencing strong employment and population growth Enterprise Driven Co-sourcing with Enterprise members, leases backed by longer term contracts Revenue Share 5-10% capex commitment, no minimum rent, 30-50% of upside Traditional Lease 100% net capex commitment (above TA allowance) at below market rent, 100% of upside Lower Risk, Smaller Upside Higher Risk, Larger Upside Management Deals 10-15% revenue fees and 0% opex, $0 capex commitment

WeWork has created "bundles" of asset-light, Space as a Service offerings to meet a range of flexible space needs for both landlords and tenants

Space type

Flex Space
Traditional flex space offering for Enterprise and SMBs with out-of-the-box WeWork branding, technology, design and operations

Amenity Space
A best-in-class amenity offering with the core elements of flex

Product

(i) **WeWork Flex**
WeWork-branded

(ii) **Partner Flex**
Co-branded

(iii) **Partner Amenity**
Co-branded or client-branded

(iv) **WeWork Workplace Technology**
A new software product being developed for tenants to improve engagement and utilization across their portfolio

CASE STUDY: SaksWorks
A Partner Flex solution


WORKS

Deal Summary:

- HBC needed partner to manage, power, and sell flexible workspace to the public and establish a new brand identity for underutilized retail space
- HBC responsible for all CapEx, OpEx, and management fee

WeWork Services:

Community Support	Team to manage day-to-day ops & hospitality
Consumer Tech	Booking & Access *(White-Labeled Tenant Experience)*
Operating Tech	Space Inventory, Account Mgmt, Sales & Marketing Tools
Building Tech	Network, A/V, Security, Access Control, etc.
Sales	WeWork to fill space via enterprise sales channels and dedicated asset sales team

18 | wework
© 2021 WeWork. Confidential.

Membership and workstation assumptions Source: Management Projections as filed 8/13/21. Please see Definitions pages in the appendix for further detail. Metrics presented are for Consolidated operations only, excluding China and India throughout all historical and projected periods. Israel is included in 2019 and 2020 metrics, and excluded from 2021 through 2024 projected periods. Core Leased ARPM is defined as Membership and Services (inclusive of late fee) revenue for the period divided by cumulative Physical Memberships.

All Access All Access offers a proven value proposition that has already seen strong adoption from major Enterprise clients and SMBs alike Distributors & Affinity Partners © 2021 WeWork. Confidential. Ultimate Flexibility On Demand (pay-as-you-go) or $299 monthly subscription that provides access to global network of locations Drives Occupancy Allows WeWork to drive occupancy beyond physical capacity levels across portfolio based on utilization projections High Margins Significant incremental margins given subscription-based model on top of traditional leased business Compelling Value Proposition Proven Demand 32k All Access & Other Virtual Memberships as of September 2021 Note: Q3’21 statistics are preliminary.

Customer lifecycle: Customers move up the value-chain to subscribe to an All Access monthly membership or sign up for a longer term dedicated space lease Drive compounded, organic growth as our customers have a high propensity to encourage their peers to try WeWork All Access strategy All Access subscription and pay-as-you-go services are the ideal solution for the rapidly growing hybrid work environment All Access and On Demand use cases: Shorten commute Escape work from home Touch-down point between meetings Flex office for employees in locations with no corporate office presence Project and team-based collaboration work Host external customer / client meetings Business travel "home base" WeWork’s two-pronged approach: Gain enterprise-wide implementation of All Access flex services by leveraging relationships with C-suite decision-makers Increase awareness of the low barrier to entry pay-as-you-go option through funnel-wide consumer marketing and affiliate partnerships

WeWork Workplace SaaS Strategy WeWork is leveraging its current market-leading technology stack to create a Workplace Management SaaS product, “WeWork Workplace” which empowers enterprises to manage their entire real estate portfolio Companies will choose us as their technology partner given WeWork’s … Best-in-class product enabling organizations to manage use of all types of real estate, including but not limited to WeWork flex space Position as global flex leader with strong brand equity and track record of operational expertise Existing relationships with ~3K global enterprises today Unmatched access to analytical insights for organizations to understand how their employees are interacting with RE WeWork’s Competitive Edge IMPACT TO CORE BUSINESS: Bundling opportunities with core WeWork space-as- a-service and WeWork Workplace tech Create relationship stickiness with global enterprises Diversify company revenue with limited capex investment Enhance position as world’s leading flexible space operator and tech provider

WeWork Workplace SaaS overview WeWork Workplace is a Workplace Management SaaS technology that helps companies enable flexibility for employees, efficiently analyze and manage their workspaces, and bring their people back to work safely Leased or Owned Traditional RE I.e., Your non-WeWork space, such as corporate HQ, satellite offices, etc. Who uses this solution? Where can it be used? Global enterprises National enterprises Small-to-mid-sized companies and / or space

WeWork Workplace offers a differentiated value prop for tenants through fully integrated Workplace Experience Management SaaS Booking tools for desks & meeting rooms Access permission management for admins Data analytics and utilization reporting Visitor management and health check features Flexible access to additional WeWork space Location capacity management WeWork’s proprietary technology empowers tenants to optimize their employees’ utilization of both WeWork flex as well as their own leased or owned space. Functionality includes:

Cushman & Wakefield transaction The partnership underscores the confidence from the market in both WeWork’s business and brand, while adding incremental value to the WeWork balance sheet and providing a new sales channel to drive additional revenue X Portfolio Management: Will enable WeWork to take and operate incremental space from C&W’s corporate clients and landlord partners in attractive markets driving additional revenue Workplace Management: Will enable C&W corporate clients to access WeWork’s proprietary workplace management software Facilities Management Services: C&W to become WeWork's facilities management provider in select regions Strategic Investment: In discussions regarding a potential transaction where C&W would provide up to $150M in a backstop equity facility Note: The material terms of the partnership are non-binding and subject to finalization of definitive documentation.

Contents 01 WeWork & the Future of Work 02 Financial Overview 03 Governance 04 Appendix

Transaction overview

Proposed transaction terms

- $1,283m total gross cash proceeds[3]
- $800m PIPE raised at $10.00 per share
- 100% primary use of proceeds

Pro forma ownership[2]



Existing WeWork Rollover Equity, 80.8%
BowX Public Shares, 6.7%
BowX Sponsor Shares, 1.3%
PIPE Shares, 11.2%

Pro forma valuation

($ in millions; except per share price)

Illustrative WeWork Share Price	$10.00
Pro Forma Shares Outstanding	792.7
Pro Forma Equity Value	$7,927
(+) Pro Forma Debt[1]	2,907
(-) Pro Forma Cash[1]	(1,679)
WeWork Enterprise Value	$9,155

Sources & Uses

($ in millions)

Sources	
Existing BowX Cash in Trust[3]	$483
Expected PIPE Proceeds	800
WeWork Rollover Equity	6,553
Existing WeWork Cash[4]	844
Total Sources	$8,680
Uses	
Cash to Pro Forma 6/30/2021 Balance Sheet	$1,679
Equity Consideration to WeWork Shareholders	6,553
Repayment of $350m Secured CP Facility	350
Transaction Fees & Related Employee Payments	98
Total Uses	$8,680

1. Reflects WeWork Total Funded Debt and Cash as of 06/30/21. Refer to the debt structure overview in the appendix for pro-forma debt and cash calculations
2. Ownership excludes the impact of outstanding stock options, restricted stock units and common stock warrants. Assumes no public stockholders of BowX exercise redemption rights.
3. Assumes no redemptions by BowX existing public shareholders.
4. Reflects WeWork wholly-owned ParentCo Cash and JapanCo Cash as of 6/30/2021. Inclusive of $102.6m of VIE cash. Excludes JapanCo restricted cash of $10m and $2m of wholly owned-restricted cash.

27 | wework
© 2021 WeWork. Confidential.

Pro forma liquidity Cash as of 6/30/21 Pro Forma Cash and Commitments Repayment of $350m Secured CP Facility New $550m Sr. Secured Notes Facility Reduction of $1.1B Sr. Secured Notes Facility PIPE Proceeds SPAC Trust Proceeds (assuming no redemptions) in excess of Cushman & Wakefield $150M backstop Cash & Unfunded Cash Commitments as of 6/30/21 Available on $1.1B Sr. Secured Notes Facility (1) ($ in millions) Transaction Fees and Related Employee Payments Note: Estimated based on the completion of the de-SPAC transaction. Reflects $750m currently available under the $1.1bn in SoftBank Senior Secured Notes. In the event that the Company elects to repay the $350m currently outstanding under its LC Debt Facility, $1.1bn would be available under the SoftBank Senior Secured Notes.

Revenue and Adj. EBITDA projections Total Revenue Adj. EBITDA ($ in billions) Source: Management Projections as filed 8/13/21.

Contents 01 WeWork & the Future of Work 02 Financial Overview 03 Governance 04 Appendix

Pro forma board composition

To strengthen the Company's corporate governance framework, the post-transaction nine-member board, which will be majority independent, includes representation from both new and existing investors and continued leadership from our Chairman and CEO

Board Representation

Executive Chairman	Marcelo Claure[1]
CEO of the Company	Sandeep Mathrani
BowX	Vivek Ranadivé
SoftBank Group[1]	Michel Combes, Véronique Laury
SoftBank Vision Fund	Kirthiga Reddy
Benchmark Capital	Bruce Dunlevie
Insight Partners	Deven Parekh
The Raine Group	Jeff Sine
PIPE Anchor Investor & Board Observer	*Barry Sternlicht*

1. Marcelo Claure also serves as a SoftBank Group appointee.

31 | wework
© 2021 WeWork. Confidential.

Our global commitments RENEWABLE ENERGY 100% renewable electricity by 2025 and offset our Scope 1 emissions to achieve carbon neutrality SUSTAINABLE, EFFICIENT OPERATIONS Reduce energy and water use by 20% by 2025 (from a 2019 baseline) and reduce waste to 10kg per member per year ZERO PLASTICS Eliminate single-use disposable plastics* globally through our Zero Plastics Plan launched in 2018 SUSTAINABLE FINISHES Employ sustainability and health standards for finishes, including VOC content and emissions limits, eliminating high-risk toxic ingredients for textiles and cushions, and FSC certified wood where possible ETHICAL SUPPLY CHAINS Ensure ethics, safety, and labor and human rights in working environments across our supply chain as established in our Vendor Code of Conduct published in 2020 UNDERSERVED COMMUNITIES Support underserved communities with economic opportunities and by contributing access to our spaces EMPLOYEE WELLBEING Improve the physical, financial, and psychological wellbeing of our employees by providing tools, training, resources, and targeted initiatives INCLUSION & DIVERSITY Promote inclusivity through mandatory education, and by embedding our Employee Community Groups into core business activities (such as the recruiting of diverse candidates), together to increase the breadth of representation of our global workforce across many measures of diversity *Post COVID-19 we will temporarily be introducing some single-use condiments, cups and cutlery to our pantries to further mitigate the spread of the virus. We will use environmentally friendly options where possible.

Leader in sustainability 100% of buildings provide recycling to members and waste diverted from landfill Energy & Water Reduce our reliance on limited resources and our carbon footprint Data visibility Energy optimization Renewable electricity 5% of unused space donated to organizations supporting underserved communities 100% visibility into our energy, water, and waste consumption at every building in the portfolio Social Impact Deliver positive impact to communities, members, and employees Space share Employment charities Social enterprises 20% reduction in energy and water consumption from 2019 baseline Sustainability & Wellbeing Managing our resource use and delivering measurably healthier spaces Waste reduction and recycling Indoor air quality Greener cleaning Data & Reporting Improve data visibility across sustainability pillars to provide meaningful reporting Data and analytics platforms Sustainability league table Supplier assessments 2025 Targets Core Focus Areas and Priorities

Contents 01 WeWork & the Future of Work 02 Financial Overview 03 Governance 04 Appendix

Historical quarterly financial detail

($ in millions)

	Q1'19A	Q2'19A	Q3'19A	Q4'19A	Q1'20A	Q2'20A	Q3'20A	Q4'20A	Q1'21A	Q2'21A
Total Revenue	**$686**	**$756**	**$869**	**$919**	**$988**	**$814**	**$741**	**$666**	**$598**	**$593**
% MoM Growth	-	*10%*	*15%*	*6%*	*7%*	*(18%)*	*(9%)*	*(10%)*	*(10%)*	*(1%)*
Less: Ventures Revenue	102	88	132	90	100	54	76	52	19	25
Total Revenue Excl. Ventures	**$584**	**$668**	**$737**	**$829**	**$888**	**$759**	**$665**	**$615**	**$579**	**$568**
% MoM Growth	-	*14%*	*10%*	*13%*	*7%*	*(15%)*	*(12%)*	*(8%)*	*(6%)*	*(2%)*
Location Operating Expenses	(490)	(569)	(630)	(712)	(818)	(788)	(830)	(809)	(805)	(777)
Pre-Opening Expenses	(101)	(125)	(142)	(131)	(79)	(74)	(60)	(46)	(33)	(43)
SG&A	(329)	(374)	(456)	(473)	(359)	(279)	(266)	(235)	(187)	(196)
Total Adj. EBITDA Excl. Ventures	**($336)**	**($401)**	**($491)**	**($486)**	**($368)**	**($381)**	**($491)**	**($476)**	**($446)**	**($448)**
% Margin (Excl. Ventures)	*(58%)*	*(60%)*	*(67%)*	*(59%)*	*(41%)*	*(50%)*	*(74%)*	*(77%)*	*(77%)*	*(79%)*
Add: Ventures Adj. EBITDA	(26)	(64)	(86)	(52)	(25)	(16)	(2)	4	0	(1)
Total Adj. EBITDA	**($362)**	**($465)**	**($577)**	**($538)**	**($393)**	**($397)**	**($492)**	**($472)**	**($446)**	**($449)**
% MoM Growth	-	*(28%)*	*(24%)*	*7%*	*27%*	*(1%)*	*(24%)*	*4%*	*6%*	*(1%)*
% Margin	*(53%)*	*(62%)*	*(66%)*	*(59%)*	*(40%)*	*(49%)*	*(66%)*	*(71%)*	*(75%)*	*(76%)*

Note: Financials metrics are excluding ChinaCo and including Israel in all time periods. Revenue and Adj. EBITDA attributable to Israel was $36M and ($50M) in 2019, $45M and ($28M) in 2020, and $28M and ($1M) in 1H'21.
As presented in this Management Presentation, certain amounts, percentages and other figures have been subject to rounding adjustments. Accordingly, figures shown as totals, dollars or percentage amounts of changes may not represent the arithmetic summation or calculation of the figures that precede them. Please see Definitions pages in the appendix for further detail.

35 | wework

© 2021 WeWork. Confidential.

GAAP to Non-GAAP Adjusted EBITDA reconciliation

($ in millions)

	Q1'19A	Q2'19A	Q3'19A	Q4'19A	Q1'20A	Q2'20A	Q3'20A	Q4'20A	Q1'21A	Q2'21A
Net loss	**($267)**	**($638)**	**($1,252)**	**($1,618)**	**($556)**	**($1,110)**	**($999)**	**($1,168)**	**($2,062)**	**($923)**
Income tax (benefit) provision	5	0	4	36	9	7	6	(2)	3	4
Interest and other (income) expenses, net	(378)	(92)	136	144	(465)	76	(38)	(105)	553	68
Depreciation and amortization	125	131	157	177	194	196	198	191	184	180
Restructuring and other related costs	-	-	15	315	56	81	19	52	494	(28)
Impairment / (gain on sale) of goodwill, intangibles and other assets	-	-	199	136	275	280	254	546	299	242
Stock-based compensation expense	145	43	31	127	23	12	9	7	54	4
Stock-based payments for services rendered by consultants	5	5	5	5	5	5	5	(7)	(2)	0
Change in fair value of contingent consideration liabilities	(52)	9	(12)	(5)	(0)	(0)	0	-	-	-
Legal, tax and regulatory reserves and settlements	-	2	2	0	0	1	0	0	7	0
Legal costs related to regulatory investigations and litigations	-	-	-	-	9	12	20	12	23	(1)
Expense related to mergers, acquisitions, divestitures and capital raising activities	6	15	66	68	1	6	(0)	2	1	3
Adj. EBITDA	**($411)**	**($524)**	**($651)**	**($615)**	**($449)**	**($436)**	**($527)**	**($472)**	**($446)**	**($449)**
Less: ChinaCo Adjusted EBITDA	(48)	(59)	(73)	(77)	(56)	(39)	(35)	-	-	-
Adj. EBITDA Excluding ChinaCo	**($362)**	**($465)**	**($577)**	**($538)**	**($393)**	**($397)**	**($492)**	**($472)**	**($446)**	**($449)**

Note: All columns exclude amounts that eliminate in consolidation. As presented in this Management Presentation, certain amounts, percentages and other figures have been subject to rounding adjustments. Accordingly, figures shown as totals, dollars or percentage amounts of changes may not represent the arithmetic summation or calculation of the figures that precede them. Please see Definitions pages in the appendix for further detail.

36 | wework

© 2021 WeWork. Confidential.

Wholly-Owned Consolidated Unconsolidated Historical reporting region classifications Pro forma based on Q3’21 reporting classification As Reported classification in prior periods Note: Within LatAm operations, Peru and Costa Rica remain wholly-owned. The rest of LatAm operations are not wholly-owned but are consolidated.

Pro forma historical KPIs based on Q3 '21 reporting classification

- As of Q3'21, Wholly-Owned includes the United States & Canada, EMEA (Excluding Israel), Pacific, Costa Rica and Peru
- Consolidated includes Wholly-Owned, Latin America and Japan
- Unconsolidated includes China, India and Israel
- Global includes all Consolidated and Unconsolidated locations

	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Physical Desks											
Wholly Owned	366k	404k	482k	566k	643k	655k	674k	686k	632k	611k	607k
Consolidated	439k	488k	579k	687k	788k	809k	834k	852k	792k	770k	764k
Unconsolidated	109k	116k	141k	168k	185k	185k	186k	178k	171k	167k	166k
Global Total	548k	604k	719k	855k	973k	994k	1,020k	1,030k	963k	937k	930k
Memberships											
Wholly Owned	342k	380k	441k	474k	492k	429k	379k	328k	309k	331k	379k
Consolidated	400k	448k	517k	560k	583k	505k	446k	393k	380k	406k	461k
Unconsolidated	66k	79k	93k	102k	110k	107k	96k	97k	110k	111k	114k
Global Total	466k	527k	609k	662k	693k	612k	542k	490k	490k	517k	575k
Consolidated Memberships											
Physical Memberships	371k	417k	475k	517k	541k	470k	412k	380k	365k	386k	429k
All Access	-	-	-	-	-	-	27k	7k	10k	16k	28k
Other Virtual Memberships	29k	31k	42k	43k	42k	35k	7k	6k	5k	4k	4k
Total Virtual Memberships	29k	31k	42k	43k	42k	35k	34k	13k	15k	20k	32k
Consolidated Total	400k	448k	517k	560k	583k	505k	446k	393k	380k	406k	461k
Occupancy Rate											
Wholly Owned	85%	86%	83%	76%	70%	60%	55%	47%	48%	53%	62%
Consolidated	85%	85%	82%	75%	69%	58%	53%	45%	47%	52%	60%
Unconsolidated	60%	68%	66%	61%	59%	58%	51%	54%	61%	66%	69%
Global Total	80%	82%	79%	72%	67%	58%	52%	47%	50%	55%	61%

Note: As presented in this Management Presentation, certain amounts, percentages and other figures have been subject to rounding adjustments. Accordingly, figures shown as totals, dollars or percentage amounts of changes may not represent the arithmetic summation or calculation of the figures that precede them. Occupancy Rate includes All Access Memberships from Q3'20.

38 | wework
© 2021 WeWork. Confidential.

Historical KPIs based on as reported classification in prior periods

- As of Q3'21, Consolidated includes all regions with WeWork locations outside of China, India and Israel
- China was included in Consolidated KPIs until Q3'20
- Israel was included in Consolidated KPIs until Q1'21

	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20 (China included in Consolidated through Q3'20)	Q4'20	Q1'21 (Israel included in Consolidated trough Q1'21)	Q2'21	Q3'21
Physical Desks											
Consolidated	514k	569k	676k	802k	916k	936k	962k	865k	804k	770k	764k
Unconsolidated	34k	36k	43k	53k	57k	58k	57k	166k	160k	168k	166k
Global Total	548k	604k	719k	855k	973k	994k	1,020k	1,030k	963k	937k	930k
Memberships											
Consolidated	446k	503k	580k	628k	653k	578k	514k	401k	393k	406k	461k
Unconsolidated	20k	25k	29k	34k	40k	34k	27k	89k	97k	111k	114k
Global Total	466k	527k	609k	662k	693k	612k	542k	490k	490k	517k	575k
Consolidated Memberships											
Physical Memberships	416k	472k	539k	584k	611k	543k	480k	387k	378k	386k	429k
All Access	-	-	-	-	-	-	27k	7k	10k	16k	28k
Other Virtual Memberships	29k	31k	42k	43k	42k	35k	7k	6k	5k	4k	4k
Total Virtual Memberships	29k	31k	42k	43k	42k	35k	34k	13k	15k	20k	32k
Consolidated Total	446k	503k	580k	628k	653k	578k	514k	401k	393k	406k	461k
Occupancy Rate											
Consolidated	81%	83%	80%	73%	67%	58%	53%	46%	48%	52%	60%
Unconsolidated	59%	69%	67%	65%	70%	59%	47%	54%	61%	66%	69%
Global Total	80%	82%	79%	72%	67%	58%	52%	47%	50%	55%	61%

Note: China was reclassified from Consolidated to Unconsolidated as of Q4'20. Israel was reclassified from Wholly-Owned to Unconsolidated as of Q2'21. As presented in this Management Presentation, certain amounts, percentages and other figures have been subject to rounding adjustments. Accordingly, figures shown as totals, dollars or percentage amounts of changes may not represent the arithmetic summation or calculation of the figures that precede them. Occupancy Rate includes All Access Memberships from Q3'20.

39 | wework
© 2021 WeWork. Confidential.

Financial projection assumptions

Workstations, Memberships, and ARPM

($ in millions; workstations and memberships in thousands)	2020A	2021E	2022E	2023E	2024E
Core Leased [1]					
Core Leased Ending Workstations	865	730	823	894	971
Core Leased Ending Physical Memberships	387	541	706	776	839
Core Leased Physical Occupancy %	*45%*	*74%*	*86%*	*87%*	*86%*
Core Leased Revenue	$2,886	$2,443	$3,968	$4,906	$5,520
Core Leased ARPM	$510	$479	$514	$547	$569
All Access					
All Access Ending Memberships [2]	7	50	67	131	134
Total Occupancy Including All Access Memberships	*46%*	*81%*	*94%*	*101%*	*100%*
All Access Revenue ($mm)	-	$72	$171	$345	$481
All Access ARPM	-	$228	$243	$295	$306
Marketplace [3]					
Marketplace Revenue	$37	$42	$113	$228	$313
Platform (incl. IndiaCo & ChinaCo)					
Plaform Management Fee Paid to WeWork by Partner	$5	$9	$50	$150	$450
Ventures					
Ventures Revenue	$282	$89	$47	$22	$22
Total					
Total Revenue	$3,210	$2,655	$4,348	$5,650	$6,785
% YoY Growth	*(1%)*	*(17%)*	*64%*	*30%*	*20%*

Source: Management Projections as filed 8/13/21. As presented in this Supplemental information, certain amounts, percentages and other figures have been subject to rounding adjustments. Accordingly, figures shown as totals, dollars or percentage amounts of changes may not represent the arithmetic summation or calculation of the figures that precede them. Workstation and membership numbers may not tie to the summarized numbers in the Management Presentation due to rounding.

1. ChinaCo is excluded from Core Leased revenue (ChinaCo was consolidated until October 2nd, 2020). Israel is included in 2020 revenue and KPIs.
2. Does not include 6k Other Virtual Memberships included in Total Memberships
3. FY20 Marketplace Revenue is inclusive of technology services that were previously recorded in Core Leasing.

40 | wework

© 2021 WeWork. Confidential.

Debt structure overview

($ in millions as of 6/30/2021A)	Coupon	Maturity	As of 6/30/21	Pro Forma Financing Adj.	6/30/21 + Pro Forma Financing Adj.
Cash and Cash Equivalents [1]			**$844**	**$835**	**$1,679**
$1.75bn LC Balance (Wholly Owned) [2]	5.600%	2/10/2023	$1,665	($350)	$1,315
$350m Funded LC Debt Facility [3]	-	-	*350*	*(350)*	-
$1.1bn Senior Secured SoftBank Notes [4]	12.500%	-	-	-	N/A
$550m Senior Secured SoftBank Notes	7.500%	2/12/2023	N/A	-	-
JapanCo LC Balance	0.200%	N/A	8	-	8
JapanCo Debt	2.500% - 3.000%	Various	38	-	38
Total Secured Debt [5]			**$1,711**	**($350)**	**$1,361**
Senior Notes	7.875%	5/1/2025	669	-	669
$2.2bn SoftBank Senior Unsecured Notes	5.000%	7/10/2025	2,200	-	2,200
Total Debt			**$4,580**	**($350)**	**$4,230**
Total Funded Debt [6]			**$3,257**	**($350)**	**$2,907**
Total Net Funded Debt			**$2,413**	**($1,185)**	**$1,228**
Memo:					
Total Available Global Cash			$844	$835	$1,679
Undrawn Secured Financing Commitments [7]			$750	($200)	$550
Undrawn Unsecured Financing Commitments			-	-	-
Total Undrawn Financing Commitments + Global Cash [7]			**$1,594**	**$635**	**$2,229**
Unused LC Capacity			$85	$350	$435
Total Undrawn Financing Commitments + Global Cash + LC Capacity			**$1,679**	**$985**	**$2,664**

1. Cash and Cash Equivalents inclusive of $102.6m of VIE cash. Excludes JapanCo restricted cash of $10m and $2m of wholly-owned restricted cash.
2. SoftBank has agreed to extend its guarantee of the LC facility to 2024 at WeWork's option on terms consistent with the existing LC agreement, including the issuance of warrants.
3. Reflects Commercial Paper facility. In May 2021, the Company entered into a loan agreement to raise $350m of cash in exchange for letters of credit issued from the 2020 LC Facility.
4. The Company executed an amendment to enter into the A&R Senior Secured Note Purchase Agreement on the earlier of the Closing of the SPAC or 10/31/21 (instead of 09/30/21). $1.1bn facility to be replaced with $550m new Softbank Senior Secured Facility at a 7.5% interest rate provided at SPAC signing, available at the earlier of closing of SPAC or 10/31/21 and available for draw no later than Feb 12, 2023 (or if earlier, 18 months from date of closing of SPAC).
5. Total Secured Debt excludes $350m Funded LC Debt Facility (Commercial Paper).
6. Total Funded Debt includes $669m of Senior Notes, $2,200m SoftBank Senior Unsecured Notes, and $38m Subsidiary Debt. Total Net Funded Debt based on $1,679m of Cash and Cash Equivalents.
7. Reflects $750m of capacity on the $1.1bn Softbank Senior Secured Notes and subsequent $550m of capacity on the $550m Senior Secured Softbank Notes.

41 | wework
© 2021 WeWork. Confidential.

Market share methodology and sources

Market	% Market Stock Source as of Q2 2021	Market Leasing Activity in Q2 2021 Source
London (Q2)	Total London commercial office square footage of 276m per Cushman & Wakefield estimate	London leasing activity of 1.98m square feet per DeVono Cresa Estimate
New York (Q2)	Total Manhattan CBD commercial office square footage of 460m per Jones Lang LaSalle, published July 2021	Manhattan leasing activity of 4.4m square feet in Q2 2021 per CoStar
New York (Q3)	Total Manhattan CBD commercial office square footage of 460m per Jones Lang LaSalle, published July 2021	Manhattan leasing activity of 7.3m square feet in Q3 2021 per Colliers
Paris (Q2)	Total Paris CBD commercial office square footage of 80m per Cushman estimate	Paris CBD estimated take-up of 1,640k square feet per Cushman & Wakefield Estimate
Boston (Q2)	Total Boston commercial office square footage of 72m per Lincoln Property Company, published July 2021	Boston CBD leasing activity of 528k square feet per Jones Lang LaSalle estimate
San Francisco (Q2)	Total San Francisco commercial office square footage of 80m per Jones Lang LaSalle estimate	San Francisco estimated leasing activity of 1.4m square feet per Jones Lang LaSalle estimate and WeWork leasing activity square footage based on an estimate of 65sq.ft/desk
Chicago (Q2)	Total Chicago CBD commercial office inventory of 140m square feet per Cushman & Wakefield *Marketbeat Insights*, published July 2021	Chicago CBD leasing activity of 961k square feet per Cushman & Wakefield *Marketbeat Insights*, published July 2021
Los Angeles (Q2)	Total Los Angeles commercial office square footage of 190m per Jones Lang LaSalle estimate	Los Angeles estimated leasing activity of 3.4m square feet per Jones Lang LaSalle estimate and WeWork leasing activity square footage based on an estimate of 65sq.ft/desk
Miami (Q2)	Total Miami area commercial office inventory of 38.6m square feet per Blanca Commercial Real Estate estimate	Miami leasing activity of 852k square feet per Blanca Commercial Real Estate estimate

42 | wework
© 2021 WeWork. Confidential.

Public peer operational benchmarking 2020A – 2023E Revenue CAGR 2023E EBITDA Margin Real Estate Services Lodging Operators Real Estate Technology Source: Company filings, Wall Street Research, Capital IQ. Market data as of 10/1/2021. Median: 8.1% Median: 41.2% Median: 58.0% Median: 10.1% Median: 58.8% Median: 2.2%

Public peer valuation benchmarking TEV / 2022E Revenue TEV / 2023E EBITDA Real Estate Services Lodging Operators Real Estate Technology Source: Company filings, Wall Street Research, Capital IQ. Market data as of 10/1/2021. Note: “NM” reflects multiples above 100x. NM Median: 1.3x Median: 11.3x Median: 3.6x Median: 9.4x Median: 74.2x Median: 15.5x

Terms & Definitions Overall Business Definitions: Core Leased: WeWork’s existing flexible workspace business, including incremental growth for WeWork’s flexible workspace business. Included in Membership and Services revenue in our consolidated financial statements. All Access: monthly membership providing an individual with access to over 700 WeWork locations. Included in Membership and Services revenue in our consolidated financial statements. Marketplace: provides a holistic marketplace ecosystem in which members can access value-added services and flexible real estate products. Enables members to create a custom workplace experience that meets their business needs. Many of these digitized space and service offerings are offered as a workplace solution via the WeWork Member app. Included in Membership and Services revenue in our consolidated financial statements. Platform: represents WeWork buildings whereby the Company enters into asset-light management or franchise agreements with landlords and operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated financial statements. Ventures: includes WeWork Capital Advisors and other legacy ventures businesses such as WeLive and Powered By We. Included in Other Revenue in our consolidated financial statements. SMB: organizations with less than 500 FTEs Enterprise: organizations with greater than 500 FTEs Other Virtual Memberships: Defined as We Memberships, which is a legacy product that was a virtual membership providing user login access to the WeWork member network online or through the mobile application as well as access to service offerings and the right to reserve space on an à la carte basis, among other benefits. Each WeMembership is considered to be one Membership. Other Virtual Memberships are not included in WeWork’s calculation of occupancy due differences in pricing structure and product use case. Operating KPIs: Total Workstations: represents the estimated number of workstations available at open locations (may also be referred to as ‘Desks’ or ‘Physical Workstations’). Total Memberships: are the number of WeWork physical and All Access memberships. Physical Occupancy: is the number of physical memberships divided by total workstations. Total Occupancy: is the number of physical memberships plus All Access memberships divided by total workstations. Excludes Other Virtual Memberships from the numerator. Total Enterprise Membership: represents Physical Memberships, All Access memberships, and Other Virtual Memberships attributable to enterprise members, which are organizations with greater than 500 FTEs. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. Total Occupancy Including Sold Memberships: total memberships and net memberships that are already contracted to move in or move out divided by total workstations. Other Business Metrics: Locations: represents the estimated number of open locations Core Leased ARPM: net core leased membership and services revenue divided by core leased physical memberships. All Access ARPM: All Access revenue over the period divided by All Access memberships.

Other Business Metrics (Cont’d): New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. Gross Desk Sales: include new desk sales and renewals. Renewals include all members previously on commitment who continue their membership on a commitment. Renewals do not include month-to-month members. Average Commitment Length: represents base contract terms, excluding the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. Financial Metrics: Adj. EBITDA: is a non-GAAP measure that we define as net loss before income tax (benefit) provision, interest and other (income)expense, depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, income or expense relating to the changes in fair value of assets and liabilities remeasured to fair value on a recurring basis, expense related to costs associated with mergers, acquisitions, divestitures and capital raising activities, legal, tax and regulatory reserves or settlements, significant non-ordinary course asset impairment charges and, to the extent applicable, any impact of discontinued operations, restructuring charges, and other gains and losses on operating assets. Adj. EBITDA Margin: Adj. EBITDA divided by Total Revenue. Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and general sales and marketing, which are separately recorded. Our most significant location operating expense is lease cost. Lease cost is recognized on a straight-line basis over the life of the lease term in accordance with GAAP. Other location operating expenses typically include utilities, ongoing repairs and maintenance, cleaning expenses, office expenses, security expenses, credit card processing fees and food and beverage costs. Location operating expenses also include personnel and related costs for the teams managing our community operations including member relations, new member sales and member retention and facilities management. Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements, and legal expenses related to regulatory investigations and litigations arising from the 2019 cancelled IPO. Terms & Definitions (Cont’d)